                                                                    EXHIBIT 99.3



                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Management Committee
Distributed Bits L.L.C.

We have audited the accompanying balance sheets of Distributed Bits L.L.C. (a development stage company) as of December 31, 1996 and 1997, and the related statements of operations, members' equity (deficit) and cash flows for the period from September 9, 1996 (inception) to December 31, 1996 and the year ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Distributed Bits L.L.C. (a development stage company) at December 31, 1996 and 1997, and the results of its operations and its cash flows for the period from September 9, 1996 (inception) to December 31, 1996 and the year ended December 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, at December 31, 1997 the Company has limited working capital and will require additional sources of financing to complete the commercialization of its services and products. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.


                                        /S/ ERNST & YOUNG LLP

September 1, 1998
San Diego, California

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                                DECEMBER 31,
                                                       -------------------------------          SEPTEMBER 30,
                                                           1996                1997                1998
                                                       -----------         -----------         -----------
                                                                                               (UNAUDITED)
Current assets:
  Cash and cash equivalents                            $     7,090         $        --         $        --
  Capital subscriptions receivable from members                 --             344,092                  --
  Employee advance and other                                 6,000               6,000              10,000
  Inventory                                                     --                  --              24,196
                                                       -----------         -----------         -----------
          Total current assets                              13,090             350,092              34,196
Property and equipment, net                                    571              60,541              98,183
Deposit                                                      2,500               1,500               1,500
                                                       -----------         -----------         -----------
          Total assets                                 $    16,161         $   412,133         $   133,879
                                                       ===========         ===========         ===========

                                  LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
Current liabilities:
  Book overdraft                                       $        --         $        --         $    22,707
  Accounts payable                                          15,225              55,331              82,144
  Accrued compensation and related liabilities               7,042              26,501              39,939
  Deferred revenue                                              --              36,000              36,000
  Current portion, capital lease commitment                     --                  --              14,053
                                                       -----------         -----------         -----------
          Total current liabilities                         22,267             117,832             194,843
Capital lease commitment                                        --                  --              32,272
Members' equity (deficit):
  Members capital                                          113,800           1,013,115           1,878,097
  Deferred compensation                                         --                  --             (44,110)
  Deficit accumulated during the development
      stage                                               (119,906)           (718,814)         (1,927,223)
                                                       -----------         -----------         -----------
Net members' equity (deficit)                               (6,106)            294,301             (93,236)
                                                       -----------         -----------         -----------
          Total liabilities and members' equity
            (deficit)                                  $    16,161         $   412,133         $   133,879
                                                       ===========         ===========         ===========



                 See accompanying notes to financial statements.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                                                                          PERIOD FROM
                                   PERIOD FROM                                NINE MONTHS              SEPTEMBER 9, 1996
                                SEPTEMBER 9, 1996                                 ENDED                   (INCEPTION)
                                 (INCEPTION) TO     YEAR ENDED                SEPTEMBER 30,                    TO
                                  DECEMBER 31,      DECEMBER 31,      -----------------------------      SEPTEMBER 30,
                                     1996               1997             1997              1998               1998
                                -----------------   -----------       -----------       -----------    ------------------
                                                                                        (UNAUDITED)        (UNAUDITED)
Cost and expenses:
  Research and development        $    82,491       $   477,738       $   283,993       $   611,109       $ 1,171,338
  General and administrative           37,415           121,170            83,195           597,300           755,885
                                  -----------       -----------       -----------       -----------       -----------
Net loss                          $  (119,906)      $  (598,908)      $  (367,188)      $(1,208,409)      $(1,927,223)
                                  ===========       ===========       ===========       ===========       ===========



                 See accompanying notes to financial statements.

                            DISTRIBUTED BITS L.L.C.
                         (A DEVELOPMENT STAGE COMPANY)

                    STATEMENTS OF MEMBERS' EQUITY (DEFICIT)
                     FOR THE PERIOD FROM SEPTEMBER 9, 1996
                       (INCEPTION) THROUGH SEPTEMBER 30, 1998

                                                                                 DEFICIT
                                                                                ACCUMULATED
                                                                                DURING THE
                                                               DEFERRED         DEVELOPMENT      TOTAL MEMBERS'
                                           MEMBERS CAPITAL   COMPENSATION          STAGE        EQUITY (DEFICIT)
                                           ---------------   ------------      -------------    ----------------
  Issuance of Member Interest from
     inception through
     December 1996                           $   113,800      $        --       $        --       $   113,800
  Net loss                                            --               --          (119,906)         (119,906)
                                             -----------      -----------       -----------       -----------
Balance at December 31, 1996                     113,800               --          (119,906)           (6,106)
  Issuance of Member Interest
     throughout 1997                             899,315               --                --           899,315
  Net loss                                            --               --          (598,908)         (598,908)
                                             -----------      -----------       -----------       -----------
Balance at December 31, 1997                   1,013,115               --          (718,814)          294,301
  Issuance of Member Interest from
     January through September 1998
     (unaudited)                                 752,372               --                --           752,372
  Issuance of unit options for services
     (unaudited)                                  24,500               --                --            24,500
  Deferred compensation (unaudited)               88,110          (88,110)               --                --
  Amortization of deferred compensation
     (unaudited)                                      --           44,000                --            44,000
  Net loss (unaudited)                                --               --        (1,208,409)       (1,208,409)
                                             -----------      -----------       -----------       -----------
Balance at September 30, 1998
     (unaudited)                             $ 1,878,097      $   (44,110)      $(1,927,223)      $   (93,236)
                                             ===========      ===========       ===========       ===========



                 See accompanying notes to financial statements.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                             PERIOD FROM                                                             PERIOD FROM
                                           SEPTEMBER 9, 1996                               NINE MONTHS             SEPTEMBER 9, 1996
                                            (INCEPTION) TO      YEAR ENDED              ENDED SEPTEMBER 30,         (INCEPTION) TO
                                              DECEMBER 31,      DECEMBER 31,      -----------------------------      SEPTEMBER 30,
                                                 1996              1997              1997              1998              1998
                                           -----------------    -----------       -----------       -----------    -----------------
                                                                                           (UNAUDITED)                (UNAUDITED)
OPERATING ACTIVITIES
Net loss                                      $  (119,906)      $  (598,908)      $  (367,188)      $(1,208,409)     $(1,927,223)
Adjustments to reconcile net loss to net
 cash used in operating activities:
     Depreciation                                     114            11,661               628            41,934           53,709
     Amortization of deferred
       compensation                                    --                --                --            44,000           44,000
     Unit options issued for services
       rendered                                        --                --                --            24,500           24,500
     Changes in operating assets and
       liabilities:
       Employee advance and
          other                                    (6,000)               --                --            (4,000)         (10,000)
       Inventory                                       --                --                --           (24,196)         (24,196)
       Book overdraft                                  --                --                --            22,707           22,707
       Accounts payable                            15,225            40,106            (5,597)           26,813           82,144
       Accrued compensation and related
          liabilities                               7,042            19,459            (7,042)           13,438           39,939
       Deferred revenue                                --            36,000            36,000                --           36,000
                                              -----------       -----------       -----------       -----------      -----------
Net cash used in operating
      activities                                 (103,525)         (491,682)         (343,199)       (1,063,213)      (1,658,420)
INVESTING ACTIVITIES
  Acquisition of property and
     equipment                                       (685)          (71,631)          (40,142)          (26,096)         (98,412)
Deposits                                           (2,500)            1,000            (1,500)               --           (1,500)
                                              -----------       -----------       -----------       -----------      -----------
Net cash used in investing
       activities                                  (3,185)          (70,631)          (41,642)          (26,096)         (99,912)
FINANCING ACTIVITIES
Payments on capital lease
   commitments                                         --                --                --            (7,155)          (7,155)
Proceeds from issuance of
   member interest                                113,800           555,223           366,164           752,372        1,421,395
Proceeds from capital subscriptions
  receivable from members                              --                --                --           344,092          344,092
                                              -----------       -----------       -----------       -----------      -----------
Net cash provided by financing
  Activities                                      113,800           555,223           366,164         1,089,309        1,758,332
Increase (decrease) in cash and cash
  equivalents                                       7,090            (7,090)          (18,677)               --               --
Cash and cash equivalents at beginning
  of period                                            --             7,090             7,090                --               --
                                              -----------       -----------       -----------       -----------      -----------
Cash and cash equivalents at end of
  period                                      $     7,090       $        --       $   (11,587)      $        --      $        --
                                              ===========       ===========       ===========       ===========      ===========
SUPPLEMENTAL DISCLOSURE OF NON-CASH
  FINANCING ACTIVITIES
Capital subscriptions receivable from
  members                                     $        --       $   344,092       $        --       $        --      $        --
                                              ===========       ===========       ===========       ===========      ===========
Capital lease commitment entered into
  for equipment                               $        --       $        --       $        --       $    53,480      $    53,840
                                              ===========       ===========       ===========       ===========      ===========

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
         (INFORMATION SUBSEQUENT TO DECEMBER 31, 1997 AND PERTAINING TO
       SEPTEMBER 30, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                               1998 IS UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Distributed Bits L.L.C. (the Company) develops customer e-mail management systems and solutions. The Company was formed on September 9, 1996, as a limited liability company in accordance with the Limited Liability Company Act (LLCA) of the State of Illinois. Under the terms of the LLCA, the Company will dissolve upon the earlier of December 31, 2006, or unanimous agreement of all members.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of conducting business. Since inception, the Company has been primarily engaged in organizational activities, including raising capital, recruiting personnel and the engaging in research and development activities. As of December 31, 1997, the Company has not realized significant revenues and therefore is considered to be in the development stage.

The Company's ability to transition from the development stage and ultimately to attain profitable operations is dependent upon its ability to raise additional capital through debt or equity financing and the successful market acceptance of its products and services. There can be no assurances that the Company's products and services or its efforts to raise additional capital will be successful. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

INTERIM FINANCIAL INFORMATION

The financial statements for the nine months ended September 30, 1997 and 1998 and for the period from September 9, 1996 (inception) to September 30, 1998 are unaudited. The unaudited financial statements have been prepared on the same basis as the audited financial statements, and in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary to state fairly the financial information set forth therein, in accordance with generally accepted accounting principles.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
         (INFORMATION SUBSEQUENT TO DECEMBER 31, 1997 AND PERTAINING TO
       SEPTEMBER 30, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                               1998 IS UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The results of operations for the interim period ended September 30, 1998 are not necessarily indicative of the results which may be reported for any other interim period or for the year ended December 31, 1998.

FISCAL YEAR END

The Company's fiscal year end is December 31.

CASH AND CASH EQUIVALENTS

 The Company considers all highly liquid investments with a remaining maturity of three months or less when acquired to be cash equivalents.

INVENTORY

Inventory is stated at the lower of cost or market and consist of finished goods.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, less accumulated depreciation, and is depreciated over the estimated useful lives (three to five years) of the assets using straight line methods.

IMPAIRMENT OF LONG-LIVED ASSETS

Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, establishes the accounting for the impairment of long-lived assets, identifiable intangibles and goodwill related to those assets. To date the Company has not identified any indicators of impairment nor recorded any impairment losses.

INCOME TAXES

Losses of the Company are allocated to, and included in the individual returns of members.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
         (INFORMATION SUBSEQUENT TO DECEMBER 31, 1997 AND PERTAINING TO
       SEPTEMBER 30, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                               1998 IS UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

UNIT OPTIONS

SFAS No. 123, Accounting for Stock-Based Compensation, establishes the use of the fair value based method of accounting for equity-based compensation arrangements, under which compensation cost is determined using the fair value of equity-based compensation determined as of the grant date, and is recognized over the periods in which the related services are rendered. SFAS No. 123 also permits companies to elect to continue using the current intrinsic value accounting method specified in Accounting Principles Board (APB) Opinion No. 25 to account for equity-based compensation. The Company has decided to use the intrinsic value based method, and will disclose the pro forma effect of using the fair value based method to account for its equity-based compensation.

REVENUE RECOGNITION

Through December 31, 1997, the Company recognizes revenue in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position on Software Revenue Recognition No. 91-1. Initial license fee revenue is recognized upon shipment of the product to customers if no significant Company obligations remain and collection of the receivable is deemed probable. The portion of the initial license fee revenue which represents the software support for the first year is deferred and recognized ratably over the contract period. In subsequent years, customers pay annual license fees for continued use and support of licensed software. Annual renewal license and support fees revenue is deferred and recognized ratably over the contract period.

RESEARCH AND DEVELOPMENT COSTS

Costs incurred in connection with research and development are charged to operations as incurred.

SOFTWARE DEVELOPMENT COSTS

Financial accounting standards provide for the capitalization of certain software development costs after technological feasibility of the software is attained. No such costs have been capitalized to date because costs incurred subsequent to reaching technological feasibility have not been material.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
         (INFORMATION SUBSEQUENT TO DECEMBER 31, 1997 AND PERTAINING TO
       SEPTEMBER 30, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                               1998 IS UNAUDITED)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


NEW ACCOUNTING PRONOUNCEMENTS

The AICPA's Statement of Position, Software Revenue Recognition (SOP 97-2), provides guidance for recognizing revenue related to sales by software vendors. SOP 97-2 is effective for the Company beginning on January 1, 1998. The Company does not believe the adoption of SOP 97-2 has had a significant impact on its revenue recognition policy.

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income which establishes rules for reporting and displaying comprehensive income. The Statement is effective for fiscal years beginning after December 15, 1997. There was no difference between the Company's net loss for the nine months ended September 30, 1998, the year ended December 31, 1997, or the period from September 9, 1996 (inception) to December 31, 1996.

2. EMPLOYEE ADVANCE

The Company has a non-interest bearing note receivable from the Chief Executive Officer totaling $6,000. The note is payable on demand by the Company.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
         (INFORMATION SUBSEQUENT TO DECEMBER 31, 1997 AND PERTAINING TO
       SEPTEMBER 30, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                               1998 IS UNAUDITED)

3. PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

                                         DECEMBER 31,
                                   -----------------------
                                     1996           1997
                                   --------       --------
Software                           $     --       $ 11,131
Computer equipment                      685         56,959
Office equipment                         --          4,226
                                   --------       --------
                                        685         72,316
Less accumulated depreciation          (114)       (11,775)
                                   --------       --------
                                   $    571       $ 60,541
                                   ========       ========

4. DEFERRED REVENUE

In March 1997, the Company entered into an agreement to develop and license software to a customer totaling $36,000. The agreement provides for support services at an annual fee of $5,400. At December 31, 1997, the Company recorded amounts received under the agreement as deferred revenue pending completion of significant development obligations.

5. COMMITMENTS

The Company leases its office facilities under a month-to-month operating lease. Total rent expense was $5,000 for the period from September 9, 1996 to December 31, 1996 and $27,000 for the year ended December 31, 1997.

In April 1998, the Company entered into a three year non-cancellable capital lease commitment for computer equipment requiring monthly payments of $1,752.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
         (INFORMATION SUBSEQUENT TO DECEMBER 31, 1997 AND PERTAINING TO
       SEPTEMBER 30, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                               1998 IS UNAUDITED)


6. MEMBERS' EQUITY

As of December 31, 1997 the Company had issued Member Interest to six individuals. In accordance with the Operating Agreement (the "Agreement"), these individuals are required to contribute total capital of $1,049,115 of which $705,023 had been received by the Company as of December 31, 1997. The Company has recorded the remaining $344,092 to be received under the Agreement as capital subscriptions receivable in the accompanying balance sheet. The outstanding subscription amounts were received as of June 30, 1998. The transfer of Member Interest is restricted as defined in the Agreement. Members are not entitled to demand or receive from the Company the liquidation of such. There is one class of members.

Member Interest in the Company will be until the Company is dissolved in accordance with the provisions of the Agreement. Profits and losses of the Company for each fiscal year shall be allocated to the members in proportion as described in the Agreement.

Upon dissolution of the Company, existing assets of the Company will be used to settle liabilities owed to creditors prior to any distribution to holders of Member Interest.

On April 1, 1998 the Manager and Members adopted the Company's Unit Option Plan (the Plan), which provides for the issuance of unit options consisting of membership interests of the Company to eligible employees and consultants of the Company. The initial maximum number of unit options which may be issued, pursuant to the Plan, shall be 2,000 unit options (representing 20% of the total ownership interest in the Company at June 30, 1998) unless increased by an appropriate action of the Manager. Under the Plan, the terms and conditions of the unit options are determined at the discretion of the Manager or the management committee.

Through September 30, 1998, the Company granted 267 unit options representing approximately 3% ownership interest at exercise prices of $20 per unit option. At September 30, 1998, none of the unit options were exercised and 72 unit options were vested and exercisable. The deemed weighted-average fair value of unit options granted in the nine months ended September 30, 1998 was $350.

                             DISTRIBUTED BITS L.L.C.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
         (INFORMATION SUBSEQUENT TO DECEMBER 31, 1997 AND PERTAINING TO
       SEPTEMBER 30, 1998 AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                                1998 IS UNAUDITED

Through December 31, 1997, the Company recorded deferred compensation for the difference between the exercise price of unit options granted and the deemed fair value for financial statement presentation purposes of the Company's Member Interest at the date of issuance or grant. The deferred compensation will be amortized over the vesting period of the related unit options which is generally four years. Gross deferred compensation at September 30, 1998 totaled $88,110, and related amortization expense totaled $44,000 for the nine months ended September 30, 1998.

During 1998, the Company granted 70 unit options to two consultants outside the Plan. The unit options are exercisable at $.01 per unit option and all were vested and exercisable at September 30, 1998. The Company recorded a $24,500 charge to general and administrative expense in the nine months ended September 30, 1998 representing the deemed fair value of these unit options.

7. RECENT DEVELOPMENTS (UNAUDITED)

On December 11, 1998, the Company was acquired by MessageMedia, Inc. (Nasdaq:
MAIL) formerly First Virtual Holdings Incorporated (Nasdaq:FVHI). MessageMedia acquired all assets, liabilities and equity interests, including the unit options in the Company, in exchange for 1,350,000 shares of MessageMedia common stock and warrants to purchase an additional 500,000 shares of MessageMedia common stock. The warrants will be exercisable (i) as to 50% of the underlying shares at a cash exercise price of $6.00 per share for a period of 30 months and
(ii) as to the remaining underlying shares at a cash exercise price of $8.00 per share for a period of 42 months.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Many currently installed computer systems and software products are coded to accept only two-digit entries in the date code field. Beginning in the year 2000, these date code fields will need to accept four-digit entries to distinguish 21st century dates from 20th century dates. As a result, in approximately one and one-quarter years, computer systems and/or software used by many companies may need to be upgraded to comply with such "Year 2000" requirements.

Significant uncertainty exists concerning the potential effects associated with compliance. Although the Company believes that it is Year 2000 compliant, there can be no assurance that coding errors or other defects will not be discovered in the future. Any Year 2000 compliance problem of the Company, its service providers, its customers or the Internet infrastructure could result in a material adverse effect on the Company's business, operating results and financial conditions.